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                                                                    EXHIBIT 99.0

                               FORM OF PROXY CARD

                                     [Logo]

                                      PROXY
                    For a Special Meeting of Stockholders of
                 STARNET COMMUNICATIONS INTERNATIONAL (DE) INC.
               Proxy Solicited on Behalf of the Board of Directors

THIS PROXY WILL BE VOTED FOR OR AGAINST OR ABSTAINED IN RESPECT TO THE MATTER LISTED IN ACCORDANCE WITH THE CHOICE, IF ANY, INDICATED IN THE SPACE PROVIDED. IF NO CHOICE IS INDICATED, THE PROXY WILL BE VOTED FOR SUCH MATTER. IF ANY AMENDMENTS OR VARIATIONS ARE TO BE VOTED ON, OR ANY FURTHER MATTER COMES BEFORE THE MEETING, THIS PORXY WILL BE VOTED ACCORDING TO THE BEST JUDGMENT OF THE PERSON VOTING THE PROXY AT THE MEETING. THIS FORM SHOULD BE READ IN CONJUNCTION WITH THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT.

The undersigned Stockholder of Starnet Communications International (DE) Inc. (the "Company") hereby appoints Nicholas Jackson and Clare Roberts, or failing them, Fred Hazell as nominee of the undersigned to attend, vote and act for and in the name of the undersigned at the Special Meeting of the Stockholders of the Company (the "Meeting") to be held at the Royal Antiguan Resort, Deep Bay, St. John's, Antigua on December 8, 2000, at the hour of 10:00 a.m. (local time), and at every adjournment thereof, and the undersigned hereby revokes any former proxy given to attend and vote at the meeting.


       [ SEE    ]  CONTINUED AND TO BE SIGNED ON REVERSE SIDE  [ SEE    ]
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YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

         1. Proposal to approve the proposed corporate reorganization whereby Starnet Communications International (DE) Inc., a Delaware corporation, will become an indirect wholly-owned subsidiary of a new holding company, World Gaming Plc, which is incorporated in England and Wales, pursuant to an agreement and plan of reorganization, a copy of which is attached as annex I to the accompanying proxy statement/prospectus, pursuant to which WG Reorganization Sub, Inc., a newly-formed, indirect wholly-owned subsidiary of World Gaming Plc will be merged with and into Starnet Communications International (DE) Inc., which will survive the merger and to authorize the board of directors to take any and all actions deemed necessary or advisable to give effect to the reorganization.

            FOR   [     ]    AGAINST   [     ]   ABSTAIN   [     ]



YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

2. To transact such other business as may properly be brought before the meeting, or any adjournment or postponement of the meeting, including any adjournment or postponement of the special meeting to another time and place for the purposes of soliciting additional proxies to approve proposal (1) above.

            FOR   [     ]    AGAINST   [     ]   ABSTAIN   [     ]

NOTES:

1. Please date and sign (exactly as the shares represented by this Proxy are registered) and return promptly. Where the instrument is signed by a corporation, its corporate seal must be affixed and execution must be made by an officer or attorney thereof duly authorized. If no date is stated by the Stockholder(s), the Proxy is deemed to bear the date upon which it was mailed by management to the Stockholder(s).

2.       This Proxy form, duly signed and dated, should arrive at the office of

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Dated this ___ day of _____________, 2000.


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Signature of Stockholder


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Signature of Stockholder